Exhibit 99.2

COLONIAL
PROPERTIES TRUST

First Quarter 2013

Supplemental Financial Information

	TABLE OF CONTENTS
	Overview and Contact Information...................................................................................................................................................	3
1	Financial Highlights..........................................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations / Shares.........................................................................................................................	5
	Funds from Operations (FFO) Reconciliation................................................................................................................................	7
	Balance Sheets.............................................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics..........................................................................................................................................................................	9
	Components of Net Operating Income (NOI)................................................................................................................................	10
	Capitalized Expenditures...............................................................................................................................................................	10
	Same Property Comparisons........................................................................................................................................................	11
4	Corporate Data
	Development Pipeline...................................................................................................................................................................	14
	Real Estate Activities.....................................................................................................................................................................	15
	Debt Summary / Market Capitalization / Coverage Ratios / Covenants........................................................................................	16
	Supplemental Data / Investment Activities....................................................................................................................................	18
	Joint Venture Operating Data / Balance Sheet..............................................................................................................................	19
5	Corporate Reconciliations
	Revenues / Expenses / NOI..........................................................................................................................................................	20
	NOI from Discontinued Operations / Adjusted EBITDA................................................................................................................	22
	SEC Coverage Ratios...................................................................................................................................................................	23
6	Appendix
	Multifamily Property Table.............................................................................................................................................................	24
	Commercial Property Table...........................................................................................................................................................	27
7	Glossary of Terms.............................................................................................................................................................................	28

Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a multifamily real estate investment trust (REIT) that is engaged in the ownership, development, acquisition and management of quality real estate properties in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning and managing a multifamily portfolio                -Achieving operating excellence
-Investing in high growth Sunbelt cities                -Maintaining an investment grade balance sheet
-Pursuing strategic acquisition, disposition and development opportunities

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Investor Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Nicholas Joseph	212-816-1383 / 212-816-1909
DISCERN, Inc.	David Wigginton	646-863-4177
Green Street Advisors	Andy McCulloch	949-640-8780
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262

GUIDANCE
	FYE 2013 Range
Diluted Income per Share	$0.29	$0.45
Plus: Real Estate Depreciation & Amortization	1.35	1.35
Less: Gain on Sale of Operating Properties	(0.30)	(0.40)
Total Diluted Funds from Operation ("FFO") per Share	$1.34	$1.40

COLONIAL PROPERTIES TRUST
Financial Highlights
First Quarter 2013

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended
	3/31/2013	3/31/2012

Total property revenue (1)	$103,708	$92,653

Multifamily property revenue (2)	95,764	87,831
Multifamily property NOI (2)	58,338	52,899

Management & leasing fee revenue	178	1,344

Adjusted EBITDA (3)	57,719	58,302

Net (loss) income per share:
Basic	0.06	(0.07)
Diluted	0.06	(0.07)

Funds from operations per share:
Basic	0.34	0.30
Diluted	0.34	0.30

Dividends per share	0.21	0.18

Dividends/EPS (diluted) payout ratio	350.0%	(257.1)%
Dividends/FFO (diluted) payout ratio	61.8%	60.0%

Consolidated interest expense (1)	$22,195	$23,053
Consolidated interest income (1)	(764)	(1,031)
Net interest expense (1)	21,431	22,022

Pro-rata share of joint venture interest expense	248	2,290

Principal reductions	811	572

Interest coverage ratio (4)	2.6	2.3
Fixed charge coverage ratio (4)	2.5	2.2
Fixed charge with capitalized interest ratio (4)	2.5	2.2

Multifamily same property NOI increase (5)	6.8%	8.3%
(# of apartment homes included)	31,436	30,323

	As of
	3/31/2013	12/31/2012
Total assets	$3,193,092	$3,286,208
Total debt	1,758,780	1,831,992
Common shares and units, outstanding end of period	95,672	95,365
Share price, end of period	22.61	21.37
Book equity value, end of period	1,302,984	1,312,059
Market equity value, end of period (6)	2,163,134	2,037,959
Debt to total market capitalization ratio (7)	44.8%	47.3%
Unencumbered real estate assets (at cost) to unsecured debt ratio (7)	262.8%	247.5%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 20 and 21.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of Adjusted EBITDA, see page 22.
(4) For additional information on these calculations, see page 17.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year.
(6) Includes common shares and units.
(7) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2013

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended
	3/31/2013	3/31/2012
Revenues
Minimum Rent	$84,843	$77,240
Tenant Recoveries	2,495	2,566
Other Property Related Revenue	16,370	12,847
Other Non-Property Related Revenue	178	1,344
Total Revenues	103,886	93,997

Operating Expenses
Operating Expenses:
Property Operating Expense	27,340	25,271
Taxes, Licenses and Insurance	13,031	10,875
Total Property Operating Expenses	40,371	36,146
Property Management Expense	4,416	2,846
General and Administrative Expense	4,787	5,767
Management Fees and Other Expenses	250	2,045
Investment and Development Expenses (1)	400	387
Depreciation	31,626	29,551
Amortization	1,775	1,872
Impairment and Other Losses	90	500
Total Operating Expenses	83,715	79,114
Income from Operations	20,171	14,883

Other Income (Expense)
Interest Expense	(22,195)	(23,053)
Debt Cost Amortization	(1,377)	(1,433)
Interest Income	761	1,028
Income from Partially-Owned Investments	670	673
Gain (Loss) on Sale of Property	10	(227)
Taxes and Other	(188)	(188)
Total Other Income (Expense)	(22,319)	(23,200)
Loss from Continuing Operations	(2,148)	(8,317)

Discontinued Operations
Income from Discontinued Operations	1,115	1,866
Gain (Loss) on Disposal of Discontinued Operations	7,184	(2)
Net Income from Discontinued Operations	8,299	1,864

Net Income (Loss)	6,151	(6,453)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(123)	(9)
Noncontrolling Interest in CRLP - Common	169	630
Discontinued Operations
Noncontrolling Interest in CRLP - Common	(621)	(142)
(Income) Loss Attributable to Noncontrolling Interest	(575)	479

Net Income (Loss) Available to Common Shareholders	$5,576	$(5,974)
_______________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2013

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
	Three Months Ended
	3/31/2013	3/31/2012
Income (Loss) per Share - Basic
Continuing Operations	$(0.03)	$(0.09)
Discontinued Operations	0.09	0.02
EPS - Basic	$0.06	$(0.07)

Income (Loss) per Share - Diluted
Continuing Operations	$(0.03)	$(0.09)
Discontinued Operations	0.09	0.02
EPS - Diluted	$0.06	$(0.07)

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended
	3/31/2013	3/31/2012
Basic
Shares	87,791	87,012
Operating Partnership Units (OP Units)	7,153	7,169
Total Shares & OP Units	94,944	94,181

Dilutive Common Share Equivalents	—	—

Diluted (1)
Shares	87,791	87,012
Total Shares & OP Units	94,944	94,181

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2013

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended
	3/31/2013	3/31/2012
Net Income (Loss) Available to Common Shareholders	$5,576	$(5,974)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	452	(488)
Total	6,028	(6,462)

Adjustments - Consolidated Properties
Depreciation - Real Estate	31,597	31,961
Amortization - Real Estate	1,817	2,118
Remove: (Gain) Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	(7,194)	229
Include: Gain (Loss) on Sale of Undepreciated Property, net of Income Tax and Noncontrolling Interest	7	(261)
Total Adjustments - Consolidated	26,227	34,047

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	95	1,117
Amortization - Real Estate	2	367
Remove: Gain on Sale of Property	(344)	(803)
Total Adjustments - Unconsolidated	(247)	681

Funds from Operations	$32,008	$28,266

Income Allocated to Participating Securities	(197)	(219)

Funds from Operations Available to Common Shareholders and Unitholders	$31,811	$28,047

FFO per Share
Basic	$0.34	$0.30
Diluted	$0.34	$0.30

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before noncontrolling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the
Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and amortization, gains (or losses) from sales of properties and impairment write-downs of depreciable real estate (all of which are based on historical costs which may be of limited relevance in evaluating current performance),
FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO should not be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2013

BALANCE SHEET
($ in 000s)	As of	As of
	3/31/2013	12/31/2012
ASSETS
Real Estate Assets
Operating Properties	$3,563,090	$3,489,324
Undeveloped Land & Construction in Progress	268,910	296,153
Total Real Estate, before Depreciation	3,832,000	3,785,477

Less: Accumulated Depreciation	(832,881)	(804,964)
Real Estate Assets Held for Sale, net	35,498	93,450
Net Real Estate Assets	3,034,617	3,073,963
Cash and Equivalents	8,661	11,674
Restricted Cash	8,892	38,128
Accounts Receivable, net	23,449	23,977
Notes Receivable	42,107	42,399
Prepaid Expenses	13,448	19,460
Deferred Debt and Lease Costs	20,521	23,938
Investment in Unconsolidated Subsidiaries	7,702	7,777
Other Assets	33,695	44,892
Total Assets	$3,193,092	$3,286,208

LIABILITIES
Unsecured Credit Facility	$116,173	$188,631
Notes and Mortgages Payable	1,642,607	1,643,361
Total Debt	1,758,780	1,831,992
Accounts Payable	34,959	53,545
Accrued Interest	16,161	10,209
Accrued Expenses	47,143	41,652
Other Liabilities	33,065	36,751
Total Liabilities	1,890,108	1,974,149

Redeemable Common Units	169,894	162,056

EQUITY
Limited Partner's Noncontrolling Interest	104	695

Cumulative Earnings	1,281,694	1,276,118
Cumulative Distributions	(1,944,721)	(1,926,167)
Common Equity, including Additional Paid-in Capital	1,969,338	1,974,532
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(23,162)	(25,012)
Total Equity, including Noncontrolling Interest	1,133,090	1,150,003
Total Liabilities and Equity	$3,193,092	$3,286,208

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	3/31/2013	12/31/2012
Basic
Shares	88,520	88,212
Operating Partnership Units (OP Units)	7,152	7,153
Total Shares & OP Units	95,672	95,365

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
First Quarter 2013

COMMUNITY PORTFOLIO AT MARCH 31, 2013 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	In	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	2,598	—	2,598	72	2,670	—	2,670	—	2,670
Austin	3,015	272	3,287	—	3,287	296	3,583	—	3,583
Birmingham	1,608	—	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,890	—	1,890	—	1,890	—	1,890	—	1,890
Charlotte	4,290	85	4,375	—	4,375	—	4,375	434	4,809
Dallas	1,954	874	2,828	—	2,828	—	2,828	—	2,828
Fort Worth	2,012	—	2,012	29	2,041	—	2,041	—	2,041
Orlando	1,756	512	2,268	—	2,268	108	2,376	594	2,970
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	2,744	370	3,114	—	3,114	—	3,114	—	3,114
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Tampa/Sarasota	606	486	1,092		1,092	—	1,092	—	1,092
Other	4,874	96	4,970	—	4,970	—	4,970	—	4,970

Total Portfolio	31,436	2,695	34,131	101	34,232	404	34,636	1,028	35,664

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JV's at		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities		Pro Rata % (4)		2013	2012	2012	2012	2012

Atlanta		8.4%	7.9%		95.9%	97.1%	96.9%	95.5%	96.5%
Austin		8.9%	8.8%		95.9%	95.3%	96.1%	96.7%	96.5%
Birmingham		4.7%	4.3%		96.0%	94.2%	96.7%	96.7%	96.5%
Charleston		6.0%	5.5%		96.3%	95.8%	96.1%	95.3%	96.9%
Charlotte		13.8%	13.1%		96.4%	97.1%	97.9%	96.5%	95.8%
Dallas		6.1%	8.4%		95.9%	95.0%	97.0%	96.2%	94.5%
Fort Worth		5.5%	5.1%		96.6%	96.7%	97.0%	96.0%	95.8%
Orlando		6.8%	7.3%		95.0%	94.5%	95.8%	95.8%	95.3%
Phoenix		3.4%	3.1%		96.4%	95.6%	98.2%	96.6%	95.8%
Raleigh		9.6%	9.9%		96.0%	96.0%	96.4%	95.7%	96.2%
Richmond		5.3%	4.9%		94.9%	95.1%	96.6%	94.0%	96.0%
Savannah		5.0%	4.5%		96.7%	96.2%	97.5%	94.8%	98.2%
Tampa/Sarasota		2.6%	4.0%		97.5%	96.9%	96.0%	98.0%	97.9%
Other		13.9%	13.2%		95.6%	94.9%	96.1%	96.2%	95.7%

Total Portfolio (5)		100.0%	100.0%		96.0%	95.8%	96.7%	96.0%	96.1%

Same Property (6)					96.1%	95.8%	96.8%	95.9%	96.1%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 646 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 20 and 21.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 24.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
First Quarter 2013
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended
	Homes	3/31/2013	3/31/2012	Change
Property Revenue
Same Property Communities (2)	31,436	$86,613	$82,293	$4,320
Non-Same Property Communities	2,695	8,160	1,957	6,203
Joint Venture Communities (3)	101	290	276	14
Lease up / Development Communities	1,432	687	—	687
Dispositions / Other	—	14	3,305	(3,291)
Total Property Revenue	35,664	$95,764	$87,831	$7,933

Property Expenses
Same Property Communities (2)	31,436	$33,220	$32,306	$914
Non-Same Property Communities	2,695	3,380	983	2,397
Joint Venture Communities (3)	101	125	125	—
Lease up / Development Communities	1,432	701	17	684
Dispositions / Other	—	—	1,501	(1,501)
Total Property Expenses	35,664	$37,426	$34,932	$2,494

Property Net Operating Income
Same Property Communities (2)	31,436	$53,393	$49,987	$3,406
Non-Same Property Communities	2,695	4,780	974	3,806
Joint Venture Communities (3)	101	165	151	14
Lease up / Development Communities	1,432	(14)	(17)	3
Dispositions / Other	—	14	1,804	(1,790)
Total Property Net Operating Income	35,664	$58,338	$52,899	$5,439

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended
	Homes	3/31/2013	3/31/2012	Change
Capitalized Expenses
Same Property Communities (2)	31,436	$4,792	$2,676	$2,116
Non-Same Property Communities	2,695	281	106	175
Joint Venture Communities (3)	101	10	5	5
Dispositions / Other	—	199	300	(101)
Total Property Capitalized Expenses	34,232	$5,282	$3,087	$2,195

Capitalized Expenses per Unit
Same Property Communities (2)	31,436	$152	$85	$67
Non-Same Property Communities	2,695	104	39	65
Joint Venture Communities (3)	101	99	50	50
Total Per Unit	34,232	$154	$90	$64

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 20 and 21.
(2) The 2012 same property data reflects results of the 2013 same property portfolio.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
First Quarter 2013
($ in 000s, except property data amounts)

SAME PROPERTY REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED MARCH 31, 2013 (1)

		Revenues			Expenses			NOI
	1Q13	1Q12	% Chg	1Q13	1Q12	% Chg	1Q13	1Q12	% Chg

Atlanta	$7,564	$7,198	5.1%	$3,098	$3,024	2.4%	$4,466	$4,174	7.0%
Austin	8,616	8,237	4.6%	3,891	3,515	10.7%	4,725	4,722	0.1%
Birmingham	4,098	3,953	3.7%	1,584	1,568	1.0%	2,514	2,385	5.4%
Charleston	5,128	4,915	4.3%	1,934	1,885	2.6%	3,194	3,031	5.4%
Charlotte	11,313	10,481	7.9%	3,930	3,997	(1.7)%	7,383	6,484	13.9%
Dallas	5,607	5,182	8.2%	2,376	2,335	1.8%	3,231	2,846	13.5%
Fort Worth	5,388	5,025	7.2%	2,471	2,349	5.2%	2,917	2,676	9.0%
Orlando	5,677	5,428	4.6%	2,055	2,037	0.9%	3,623	3,392	6.8%
Phoenix	2,711	2,652	2.2%	905	877	3.2%	1,807	1,775	1.8%
Raleigh	7,700	7,117	8.2%	2,569	2,466	4.2%	5,130	4,651	10.3%
Richmond	4,508	4,373	3.1%	1,664	1,620	2.7%	2,844	2,752	3.3%
Savannah	4,131	4,054	1.9%	1,483	1,446	2.6%	2,647	2,608	1.5%
Tampa/Sarasota	2,093	2,010	4.1%	712	707	0.7%	1,381	1,303	6.0%
Other	12,079	11,668	3.5%	4,548	4,480	1.5%	7,531	7,188	4.8%

Total Same Property (2)	$86,613	$82,293	5.2%	$33,220	$32,306	2.8%	$53,393	$49,987	6.8%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	1Q13	1Q12	% Chg	1Q13	1Q12	% Chg	1Q13	1Q12	% Chg

Atlanta	96.4%	95.0%	1.4%	$1,007	$972	3.6%	$826	$792	4.3%
Austin	94.8%	95.7%	(0.9)%	1,005	951	5.7%	857	808	6.1%
Birmingham	95.4%	95.4%	—%	890	859	3.6%	758	731	3.7%
Charleston	95.4%	96.5%	(1.1)%	948	898	5.6%	798	762	4.7%
Charlotte	96.6%	95.4%	1.2%	910	854	6.6%	773	722	7.1%
Dallas	94.4%	94.0%	0.4%	1,014	941	7.8%	852	804	6.0%
Fort Worth	96.4%	93.0%	3.4%	926	895	3.5%	745	733	1.6%
Orlando	95.2%	94.5%	0.7%	1,132	1,090	3.9%	961	934	2.9%
Phoenix	95.2%	96.2%	(1.0)%	997	966	3.2%	847	823	2.9%
Raleigh	96.3%	95.6%	0.7%	971	905	7.3%	840	792	6.1%
Richmond	94.9%	95.0%	(0.1)%	932	903	3.2%	769	746	3.1%
Savannah	97.1%	97.2%	(0.1)%	986	967	2.0%	826	816	1.2%
Tampa/Sarasota	98.0%	96.7%	1.3%	1,174	1,143	2.7%	983	966	1.8%
Other	95.1%	94.8%	0.3%	869	842	3.2%	731	714	2.4%

Total Same Property (2)	95.7%	95.2%	0.5%	$959	$917	4.6%	$808	$775	4.3%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 20 and 21.
(2) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year. The 2012 same property data reflects results of the 2013 same property portfolio.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
First Quarter 2013
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	1Q13	4Q12	% Chg	1Q13	4Q12	% Chg	1Q13	4Q12	% Chg

Atlanta	$7,564	$7,477	1.2%	$3,098	$3,105	(0.2)%	$4,466	$4,372	2.2%
Austin	8,616	8,609	0.1%	3,891	3,934	(1.1)%	4,725	4,675	1.1%
Birmingham	4,098	4,050	1.2%	1,584	1,619	(2.2)%	2,514	2,431	3.4%
Charleston	5,128	5,131	(0.1)%	1,934	2,059	(6.1)%	3,194	3,072	4.0%
Charlotte	11,313	11,278	0.3%	3,930	3,830	2.6%	7,383	7,448	(0.9)%
Dallas	5,607	5,538	1.2%	2,376	2,614	(9.1)%	3,231	2,924	10.5%
Fort Worth	5,388	5,351	0.7%	2,471	2,385	3.6%	2,917	2,966	(1.7)%
Orlando	5,677	5,660	0.3%	2,055	2,042	0.6%	3,622	3,618	0.1%
Phoenix	2,711	2,697	0.5%	905	845	7.1%	1,806	1,852	(2.5)%
Raleigh	7,700	7,676	0.3%	2,569	2,533	1.4%	5,131	5,143	(0.2)%
Richmond	4,508	4,540	(0.7)%	1,664	1,686	(1.3)%	2,844	2,854	(0.4)%
Savannah	4,131	4,126	0.1%	1,483	1,466	1.2%	2,648	2,660	(0.5)%
Tampa/Sarasota	2,093	2,072	1.0%	712	693	2.7%	1,381	1,379	0.1%
Other	12,079	12,009	0.6%	4,548	4,649	(2.2)%	7,531	7,360	2.3%

Total Same Property (1)	$86,613	$86,214	0.5%	$33,220	$33,460	(0.7)%	$53,393	$52,754	1.2%

	Financial Occupancy (2)			Revenue per Unit (3)			Rent per Unit (4)
	1Q13	4Q12	% Chg	1Q13	4Q12	% Chg	1Q13	4Q12	% Chg

Atlanta	96.4%	96.2%	0.2%	$1,007	$997	1.0%	$826	$818	1.0%
Austin	94.8%	95.2%	(0.4)%	1,005	999	0.6%	857	855	0.2%
Birmingham	95.4%	94.7%	0.7%	890	886	0.5%	758	757	0.1%
Charleston	95.4%	95.9%	(0.5)%	948	944	0.4%	798	791	0.9%
Charlotte	96.6%	97.4%	(0.8)%	910	900	1.1%	773	765	1.0%
Dallas	94.4%	94.7%	(0.3)%	1,014	998	1.6%	852	841	1.3%
Fort Worth	96.4%	96.3%	0.1%	926	921	0.5%	745	743	0.3%
Orlando	95.2%	95.7%	(0.5)%	1,132	1,123	0.8%	961	961	—%
Phoenix	95.2%	95.0%	0.2%	997	994	0.3%	847	841	0.7%
Raleigh	96.3%	95.8%	0.5%	971	973	(0.2)%	840	841	(0.1)%
Richmond	94.9%	95.5%	(0.6)%	932	933	(0.1)%	769	765	0.5%
Savannah	97.1%	97.6%	(0.5)%	986	981	0.5%	826	826	—%
Tampa/Sarasota	98.0%	98.7%	(0.7)%	1,174	1,155	1.6%	983	971	1.2%
Other	95.1%	95.2%	(0.1)%	869	863	0.7%	731	729	0.3%

Total Same Property (1)	95.7%	95.9%	(0.2)%	$959	$953	0.6%	$808	$803	0.6%

(1) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year. The 2012 same property data reflects results of the 2013 same property portfolio.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Revenue per Unit is total revenue divided by total number of occupied units.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
First Quarter 2013
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED MARCH 31, 2013

					% of Operating Expense
	1Q13	1Q12	$ Change	% Change	1Q13	1Q12	Change

On-site Payroll (1)	$8,694	$8,615	$79	0.9%	26.2%	26.7%	(0.5)%
Real Estate Taxes	8,999	8,247	752	9.1%	27.1%	25.5%	1.6%
Utilities (2)	7,339	7,200	139	1.9%	22.1%	22.3%	(0.2)%
Repairs and Maintenance (3)	5,075	5,194	(119)	(2.3)%	15.3%	16.1%	(0.8)%
Insurance	1,311	1,147	164	14.3%	3.9%	3.6%	0.3%
General and Administrative	1,131	1,207	(76)	(6.3)%	3.4%	3.7%	(0.3)%
Advertising and Promotions	671	696	(25)	(3.6)%	2.0%	2.2%	(0.2)%

Total Same Property (4)	$33,220	$32,306	$914	2.8%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year. The 2012 same property data reflects results of the 2013 same property communities.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
									Development Costs
						Initial
		Units / SF (1)			Start	Occp.	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Date	Cost	1Q13	After
Multifamily
CR at South End	Charlotte, NC	353	n/a	n/a	1Q12	2Q13	4Q13	4Q14	59.3	31.7	27.6
CG at Ayrsley (Phase II)	Charlotte, NC	81	n/a	n/a	2Q12	2Q13	2Q13	4Q13	9.1	5.4	3.7
CG at Randal Lakes	Orlando, FL	462	n/a	n/a	2Q12	3Q13	1Q14	1Q15	57.0	24.2	32.8
CG at Lake Mary (Phase III)	Orlando, FL	132	n/a	n/a	1Q13	2Q14	3Q14	3Q14	16.1	2.4	13.7
		1,028							$141.5	$63.7	$77.8
Commercial
Brookwood West Retail	Birmingham, AL	41,300			4Q12	3Q13	3Q13		$8.3	$1.9	$6.4

				Total Active Development Projects					$149.8	$65.6	$84.2
				Future Development Projects (see below)						79.7
				Investment Land (see below)						123.6
				Total Properties Under Development (per Balance Sheet)						$268.9

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
						Future		Investment		Held
	Location	Units / SF (1)				Development		Land		For Sale
Multifamily
CG at Thunderbird	Phoenix, AZ	244				$8.0		$—		$—
CG at Sweetwater	Phoenix, AZ	195				7.2		—		—
CG at Azure	Las Vegas, NV	438				11.5		—		—
CG at Bellevue (Phase II)	Nashville, TN	220				3.9		—		—
CG at Randal Park	Orlando, FL	314				6.6		—		—
Total Multifamily Assets						$37.2		$—		$—

Commercial
Colonial Promenade Huntsville	Huntsville, AL					$5.5		$—		$—
Colonial Promenade Nord du Lac (2)	Covington, LA	236,000				26.0		—		—
Randal Park	Orlando, FL					11.0		—		—
Outparcels / Pads						—		17.6		2.8
Total Commercial Assets						$42.5		$17.6		$2.8

Multifamily						$—		$1.5		$27.0
Commercial						—		37.8		—
Condo / Townhome (3)						—		—		3.3
For-sale Residential Land (4)						—		66.7		2.4
Total Projects						$79.7		$123.6		$35.5

(1) Units refer to multifamily apartment units. Square feet refers to commercial space and excludes space owned by anchor tenants.
(2) Total cost to date for this project is presented net of $18.1 million of impairment charges recorded in 4Q09 and 4Q08.
(3) Held for Sale includes four condo units at Metropolitan Midtown.
(4) Held for Sale includes 39 lots at Whitehouse Creek.

COLONIAL PROPERTIES TRUST
Real Estate Activities
First Quarter 2013

ACQUISITIONS

					Stabilized
				Acquisition	Cap
	Location	Date	Units	Basis	Rate	Remarks
				($ MM)
Multifamily
Colonial Grand at Windermere	Orlando, FL	Mar-2013	280	$43.0	5.5%
				$43.0

DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF (1)	Price	Rate	Remarks
			(SF-000s)	($ MM)
Multifamily
Colonial Reserve at West Franklin	Richmond, VA	Apr-2013	332	$23.8	6.5%
				$23.8
Commercial
Colonial Promenade Hoover	Birmingham, AL	Jan-2013	388	$2.0	8.4%	10% Ownership Interest
Metropolitan Midtown	Charlotte, NC	Feb-2013	342	94.4	7.2%
				$96.4
Total Dispositions				$120.2

(1) Square-footage includes anchor-owned square-footage.

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2013

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit (1)	$116,173	7%	1.6%	3.0	$116,173	7%	1.6%	3.0
Unsecured Other	951,475	54%	5.1%	3.1	951,475	54%	5.1%	3.1
Secured	691,132	39%	5.6%	6.0	710,185	40%	5.6%	5.8
Total Debt	$1,758,780	100%	5.1%	4.2	$1,777,833	101%	5.1%	4.2

Fixed/Floating
Fixed Rate Debt	$1,630,223	93%	5.3%	4.3	$1,649,276	93%	5.3%	4.2
Floating Rate Debt	128,557	7%	1.8%	2.9	128,557	7%	1.8%	2.9
Total Debt	$1,758,780	100%	5.1%	4.2	$1,777,833	100%	5.1%	4.2

(1) In addition to the $500MM Unsecured Line of Credit, Wells Fargo has provided the Company a $35MM Cash Management Line. The interest rate on the Line of Credit is LIBOR + 140.0 bps, and the facility fee is 30.0 bps. At March 31, 2013 the interest rate was 1.60%. The Line of Credit matures March 29, 2016 with a one-year extension option.

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

9-Years
$600
$500
$400
$300
$200
$100
$0
$112
$197
$224
$89
$152
$280
$521
$73
$15
2013
2014
2015
2016
2017
2018
2019
2020
2021+

Weighted Average Interest Rate on Maturing Debt (excluding line of credit)
2013	6.07%
2014	6.23%
2015	5.36%
2016	6.03%
2017	2.75%
2018	4.64%
2019	5.81%
2020	5.02%
Thereafter	5.55%
Total	5.31%

Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit - due March 2016

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Consolidated Debt	$1,801,759	$1,842,032	$1,827,764	$1,831,992	$1,758,780
Unconsolidated Debt	147,668	35,932	35,743	20,697	19,053
Total Debt	1,949,427	1,877,964	1,863,507	1,852,689	1,777,833

Market Equity (Shares & Units)	2,065,932	2,107,285	2,005,364	2,037,959	2,163,134
Total Market Capitalization	$4,015,359	$3,985,249	$3,868,871	$3,890,648	$3,940,967

Debt / Total Market Capitalization	48.5%	47.1%	48.2%	47.6%	45.1%

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2013

PUBLIC RATINGS
					Senior Unsecured
					Rating	Outlook
Moody's Investor Services	Karen Nickerson		212-553-4924		Baa3	Stable
Standard & Poor's	Eugene Nusinzon		212-438-2449		BBB-	Stable

COVERAGE RATIOS
			1Q12			1Q13
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.7			0.9

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.3			2.6
Fixed Charge Coverage (3)			2.2			2.5
Fixed Charge w/ Capitalized Interest (4)			2.2			2.4

See Page 23 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges for the three months ended March 31, 2013 and 2012 is primarily a result of non-cash depreciation and amortization expense.
(2) Adjusted EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) Adjusted EBITDA/Interest Exp + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) Adjusted EBITDA/Interest Exp + Capitalized Interest + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Total Debt to Total Assets cannot exceed 60%	46.9%	46.3%	46.0%	46.0%	44.3%
Secured Debt to Total Assets cannot
exceed 40%	20.2%	17.9%	17.9%	17.6%	17.6%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	254.1%	248.1%	248.9%	247.5%	262.8%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.2x	2.2x	2.2x	2.3x	2.4x

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	1Q13	1Q12
Consolidated
Straight Line Rents	$228	$118
Percentage Rents	37	27
Capitalized Interest	206	185
Debt - Principal Amortization	811	572
Amortization of Stock Compensation	1,799	1,959
Unconsolidated (1)
Straight Line Rents	7	39
Interest Expense	248	2,290
Debt - Principal Amortization	137	174
Amortization of Deferred Financing Costs	2	17

(1) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with
GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	1Q13	1Q12
Acquisitions
Multifamily	$43,000	$45,000
Acquisitions, Consolidated Assets	$43,000	$45,000

Development Expenditures
Multifamily	$16,825	$13,632
Commercial	3,219	1,265
For-Sale / Other	111	710
Development, Consolidated Assets	20,155	15,607
Less: Infrastructure Reimbursement from City/County	(833)	—
Development, Consolidated Assets	$19,322	$15,607

Capital Expenditures
Multifamily	$5,292	$2,948
Commercial (1)	875	304
Capital Expenditures, Consolidated Assets	$6,167	$3,252

Proceeds from Sales of Properties, Net of Selling Costs
Commercial	$94,832	$3,000
For-Sale / Other	711	1,130
Outparcels / Land	4,881	—
Total, including subs	100,424	4,130
Selling Costs	(2,968)	(107)
Less: Unconsolidated - net	(450)	(3,000)
Sales, Net - Consolidated Assets	$97,006	$1,023

(1) Includes capital expenditures, tenant improvements and leasing commissions.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data in making financing and capital decisions.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended
OPERATING DATA (1)	3/31/2013	3/31/2012

Property Revenues
Rental Revenue	$696	$4,997
Other Property Revenue	53	282
Total Property Revenues	749	5,279

Property Expenses
Property Operating and Maintenance	131	1,163
Taxes, License and Insurance	96	579
Total Property Expenses	227	1,742

Net Operating Income (NOI)	522	3,537

Other Income (Expense)
Interest, net	(250)	(2,305)
Depreciation and Amortization (2)	67	(1,352)
Other	(13)	(10)
Total Other Expenses	(196)	(3,667)

Gain on Sale of Properties, net	344	803
Income from Partially-Owned Investments	$670	$673

	As of
BALANCE SHEET DATA (3)	3/31/2013	12/31/2012

Real Estate Assets, net	$92,889	$105,067
Other Assets, net	3,273	10,347
Total Assets	$96,162	$115,414

Notes Payable	$68,251	$83,738
Other Liabilities	1,883	2,238
Total Liabilities	70,134	85,976

Member's Equity	26,028	29,438
Total Liabilities and Member's Equity	$96,162	$115,414

Colonial's Equity Investment	$7,702	$7,777
Colonial's Pro-rata Share of Debt	$19,053	$20,697

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	1Q13	1Q12
Segment Total Revenues
Multifamily - Same Property	$86,613	$82,293
Multifamily - Non-Same Property (1)	9,158	5,548
Commercial	10,746	17,717
Total Segment Revenues	106,517	105,558

Less: Unconsolidated Revenue - Multifamily	(292)	(471)
Less: Unconsolidated Revenue - Commercial	(457)	(4,794)
Discontinued Operations	(2,060)	(7,640)
Unallocated Corporate Revenue	178	1,344
Consolidated Revenue Adjusted - '12 Discontinued Operations (2)	103,886	93,997

Add: Additional Discontinued Operations Revenue, post filing (3)	—	7,609
Total Consolidated Revenue, per 10-Q (4)	$103,886	$101,606

RECONCILIATION OF EXPENSES

	1Q13	1Q12
Segment Total Expenses
Multifamily - Same Property	$33,220	$32,306
Multifamily - Non-Same Property (1)	4,599	2,976
Commercial	3,658	5,731
Total Segment Expenses	41,477	41,013

Less: Unconsolidated Expenses - Multifamily	(136)	(217)
Less: Unconsolidated Expenses - Commercial	(114)	(1,707)
Discontinued Operations	(856)	(2,943)
Total Property Operating Expenses	40,371	36,146
Property Management Expense	4,416	2,846
General and Administrative Expense	4,787	5,767
Management Fee and Other Expenses	250	2,045
Investment and Development Expenses (5)	400	387
Impairment and Other Losses	90	500
Depreciation	31,626	29,551
Amortization	1,775	1,872
Consolidated Expense Adjusted - '12 Discontinued Operations (2)	83,715	79,114

Add: Additional Discontinued Operations Expense, post filing (3)	—	5,615
Total Consolidated Expense, per 10-Q (4)	$83,715	$84,729

________________________
Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	1Q13	1Q12
Segment Total NOI
Multifamily - Same Property	$53,393	$49,987
Multifamily - Non-Same Property (1)	4,559	2,572
Commercial	7,088	11,986
Total Segment NOI	65,040	64,545

Less: Unconsolidated NOI - Multifamily	(156)	(254)
Less: Unconsolidated NOI - Commercial	(343)	(3,087)
Discontinued Operations	(1,204)	(4,697)
Unallocated Corporate Revenue	178	1,344
Property Management Expense	(4,416)	(2,846)
General and Administrative Expense	(4,787)	(5,767)
Management Fee and Other Expenses	(250)	(2,045)
Investment and Development Expenses (5)	(400)	(387)
Impairment and Other Losses	(90)	(500)
Depreciation	(31,626)	(29,551)
Amortization	(1,775)	(1,872)
Income from Operations	20,171	14,883
Total Other Income (Expense)	(22,319)	(23,200)
Loss from Continuing Operations (6)	(2,148)	(8,317)
Discontinued Operations	—	1,997
Loss from Continuing Operations, per 10-Q (4)	$(2,148)	$(6,320)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or income (loss) from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(6) Loss from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

	1Q13	1Q12
Assets Sold
Revenue from Assets Sold	$777	$6,389
Expenses from Assets Sold	298	2,432
NOI from Assets Sold	$479	$3,957

Assets Held for Sale
Revenue from Assets Held for Sale	$1,283	$1,251
Expenses from Assets Held for Sale	558	511
NOI from Assets Held for Sale	$725	$740

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of March 31, 2013). A reconciliation of income from operations from properties sold or held for sale to NOI for these properties is as follows:

	1Q13	1Q12
Income from discontinued operations	$1,115	$1,866
Adjustment for:
Interest (income) expense, net	(3)	(3)
Depreciation and amortization expense	92	2,834
NOI from discontinued operations	$1,204	$4,697

NOI from assets sold	479	3,957
NOI from assets held for sale	725	740
NOI from discontinued operations	$1,204	$4,697

ADJUSTED EBITDA RECONCILIATION

	1Q13	1Q12
Net Income (Loss) Available to Common Shareholders	$5,576	$(5,974)

Consolidated
Noncontrolling Interest	452	(488)
Income - Unconsolidated Assets	(670)	(673)
Interest Expense	22,195	23,053
Amortization of Deferred Financing Costs	1,377	1,433
Income Tax Expense	—	188
Depreciation & Amortization	33,493	34,257
(Gain)/Loss on Sale of Property (Continuing & Discontinued Operations)	(7,194)	229
Gain/(Loss) on Sale of Undepreciated Property (1)	7	(261)
Impairment	—	500
Amortization of Stock-Based Compensation Expense	1,799	1,959
Adjusted EBITDA from Consolidated Properties	57,035	54,223
Unconsolidated
Reverse: Income - Unconsolidated Assets	670	673
Interest Expense	248	2,290
Amortization of Deferred Financing Costs	2	17
Depreciation & Amortization	108	1,902
Gain on Sale of Property	(344)	(803)
Adjusted EBITDA	$57,719	$58,302

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in Adjusted EBITDA, as this is a recurring source of cash.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property, impairments and certain other one-time charges. The Company believes Adjusted EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, Adjusted EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, Adjusted EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	1Q13	1Q12
Earnings
Net Income (Loss)	$5,576	$(5,974)
Discontinued Operations:
Income from Discontinued Operations	(1,115)	(1,866)
Noncontrolling Interest in CRLP	621	142
(Gain)/Loss on Disposal of Discontinued Operations	(7,184)	2
CRLP Noncontrolling Interest - Common U/H	(169)	(630)
(Gain)/Loss from Sales of Property	(10)	227
Noncontrolling Interest of Limited Partners	123	9
Income from Partially-Owned Investments	(670)	(673)
	(2,828)	(8,763)
Amortization of Interest Capitalized	490	497
Capitalized Interest	(206)	(185)
Distributions from Partially-Owned Investments	167	286
Fixed Charges, from below	23,778	24,671
Earnings	$21,401	$16,506

Fixed Charges
Interest Expense	$22,195	$23,053
Capitalized Interest	206	185
Amortization of Deferred Financing Costs	1,377	1,433
Total	$23,778	$24,671

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	1Q13	1Q12
Interest Coverage Denominator
Interest Expense	$22,195	$23,053
Interest Expense - Unconsolidated	248	2,290
Total Interest Expense	$22,443	$25,343

Fixed Charge Denominator
Debt Principal Amortization	811	572
Debt Principal Amortization - Unconsolidated	137	174
Total Fixed Charges	$23,391	$26,089

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	206	185
Total Fixed Charges w/ Capitalized Interest	$23,597	$26,274

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2013
Appendix
			Year Built /		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Avg Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	96.7%	$768	$1,000	$0.82	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	96.7%	922	1,087	0.68	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	99.2%	835	994	0.82
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	96.9%	769	1,022	0.72	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	97.2%	1,076	1,129	0.89	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	97.0%	744	903	0.74	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	92.6%	868	1,027	0.68	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	94.4%	869	1,056	0.65	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	94.0%	815	989	0.76	S
	Total	9	16.4 Years		2,956	95.8%	$830	$1,009	$0.76
	Same Store	8	16.4 Years		2,598	95.8%	$826	$1,007	$0.74
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	96.7%	$811	$959	$0.95	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	95.5%	880	1,046	0.85	S
CG at Canyon Ranch	Austin	TX	2003	100.0%	272	98.5%	870	1,015	0.90
CG at Onion Creek	Austin	TX	2008	100.0%	300	95.7%	966	1,112	0.93	S
CG at Round Rock	Austin	TX	2007	100.0%	422	93.4%	910	1,025	0.89	S
CG at Silverado	Austin	TX	2004	100.0%	238	97.1%	850	990	0.84	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	96.1%	965	1,098	0.93	S
CG at Wells Branch	Austin	TX	2007	100.0%	336	96.7%	864	1,019	0.90	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	94.6%	776	943	0.90	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	97.8%	728	878	0.82	S
	Total	10	8.8 Years		3,287	95.9%	$856	$1,003	$0.89
	Same Store	9	8.6 Years		3,015	95.7%	$857	$1,005	$0.89
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	94.7%	$1,054	$1,166	$0.93	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	94.5%	767	921	0.81	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	96.8%	603	711	0.69	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	97.1%	756	919	0.69	S
	Total	4	17.8 Years		1,608	96.0%	$758	$890	$0.77
	Same Store	4	17.8 Years		1,608	96.0%	$758	$890	$0.77
CG at Commerce Park	Charleston	SC	2008	100.0%	312	94.2%	$840	$994	$0.86	S
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	97.3%	948	1,041	0.82	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	99.6%	972	1,145	1.02	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	94.7%	790	960	0.76	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	96.6%	701	844	0.38	S
CV at Westchase	Charleston	SC	1986	100.0%	352	96.0%	652	806	0.89	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	96.9%	710	871	0.74	S
	Total	7	22.4 Years		1,890	96.3%	$798	$948	$0.76
	Same Store	7	22.4 Years		1,890	96.3%	$798	$948	$0.76
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	95.9%	$872	$1,029	$0.86	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	92.7%	790	933	0.85	S
CG at Cornelius	Charlotte	NC	2007	100.0%	236	97.0%	892	1,021	0.84	S
CG at Huntersville	Charlotte	NC	2008	100.0%	250	96.0%	866	1,003	0.87	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	99.7%	788	914	0.75	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	98.4%	803	948	0.87	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	96.0%	829	983	0.83	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	95.4%	906	1,056	0.96	S
CG at University Center	Charlotte	NC	2005	100.0%	156	96.2%	790	928	0.74	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	94.1%	746	872	0.78	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	97.2%	576	709	0.72	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	97.1%	651	780	0.69	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	97.0%	787	922	0.83	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	98.6%	739	866	0.68	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	94.3%	690	818	0.77	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	99.3%	667	791	0.69	S
CR at Enclave	Charlotte	NC	2008	100.0%	85	91.8%	1,638	1,774	1.29
	Total	17	13.0 Years		4,375	96.4%	$789	$926	$0.81
	Same Store	16	13.5 Years		4,290	96.5%	$773	$910	$0.79

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2013
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
CG at Hebron	Dallas	TX	2011	100.0%	312	97.8%	$1,109	$1,201	$0.98
CG at Fairview	Dallas	TX	2012	100.0%	256	95.7%	1,047	1,143	1.04
CG at Valley Ranch	Dallas	TX	1995	100.0%	396	93.7%	1,100	1,259	0.94	S
CR at Medical District	Dallas	TX	2007	100.0%	278	96.8%	1,085	1,190	1.25	S
CR at Las Colinas	Dallas	TX	2006	100.0%	306	90.5%	1,179	1,281	1.31
CV at Main Park	Dallas	TX	1984	100.0%	192	97.4%	721	890	0.77	S
CV at Oakbend	Dallas	TX	1997	100.0%	426	95.5%	770	947	0.86	S
CV at Vista Ridge	Dallas	TX	1985	100.0%	300	97.7%	627	780	0.79	S
Remington Hills	Dallas	TX	1985	100.0%	362	98.6%	757	943	0.79	S
	Total	9	15.3 Years		2,828	95.9%	$930	$1,071	$0.96
	Same Store	6	21.1 Years		1,954	96.4%	$852	$1,014	$0.90
Belterra	Fort Worth	TX	2006	10.0%	288	95.8%	$906	$996	$0.94
CG at Bear Creek	Fort Worth	TX	1998	100.0%	436	97.2%	826	984	0.91	S
CV at Grapevine	Fort Worth	TX	1985	100.0%	450	97.3%	717	877	0.83	S
CV at North Arlington	Fort Worth	TX	1985	100.0%	240	97.1%	571	749	0.72	S
CV at Shoal Creek	Fort Worth	TX	1996	100.0%	408	95.8%	803	1,004	0.86	S
CV at Willow Creek	Fort Worth	TX	1996	100.0%	478	95.8%	737	944	0.83	S
	Total	6	18.9 Years		2,300	96.6%	$765	$934	$0.85
	Same Store	5	21.3 Years		2,012	96.6%	$745	$926	$0.84
CG at Heather Glen	Orlando	FL	2000	100.0%	448	96.0%	$1,041	$1,195	$0.89	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	92.6%	931	1,127	0.82	S
CG at Lake Mary	Orlando	FL	2012	100.0%	232	94.8%	1,145	1,285	1.13
CR at Town Park	Orlando	FL	2004	100.0%	80	95.0%	1,101	1,248	1.14	S
CG at Town Park (Lake Mary)	Orlando	FL	2002	100.0%	456	95.2%	1,025	1,196	0.87	S
CG at Windermere	Orlando	FL	2009	100.0%	280	95.0%	1,112	1,235	1.10
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	96.7%	816	990	0.90	S
	Total	7	9.3 Years		2,268	95.3%	$861	$999	$0.80
	Same Store	5	11.8 Years		1,756	95.3%	$961	$1,132	$0.88
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	97.3%	$733	$900	$0.72	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	96.2%	852	1,000	0.86	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	96.2%	891	1,033	0.89	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	95.6%	965	1,104	0.86	S
	Total	4	15.8 Years		952	96.4%	$847	$997	$0.82
	Same Store	4	15.8 Years		952	96.4%	$847	$997	$0.82
CG at Arringdon	Raleigh	NC	2003	100.0%	320	98.4%	$838	$990	$0.86	S
CG at Brier Creek	Raleigh	NC	2009	100.0%	364	98.1%	933	1,054	0.85	S
CG at Brier Falls	Raleigh	NC	2008	100.0%	350	94.9%	975	1,094	0.89	S
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	97.1%	762	903	0.76	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	96.8%	840	997	0.89	S
CG at Research Park	Raleigh	NC	2002	100.0%	370	93.2%	825	964	0.79
CG at Trinity Commons	Raleigh	NC	2000/2002	100.0%	462	93.9%	811	943	0.77	S
CV at Beaver Creek	Raleigh	NC	2000/2003	100.0%	316	98.1%	798	936	0.82	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	96.1%	806	936	0.83	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	94.4%	726	819	0.76	S
	Total	10	13.3 Years		3,114	96.0%	$838	$970	$0.82
	Same Store	9	13.5 Years		2,744	96.3%	$840	$971	$0.83
Ashley Park	Richmond	VA	1988	100.0%	272	94.9%	$670	$812	$0.94	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	93.7%	704	947	1.38	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	92.7%	828	954	0.87	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	97.8%	832	979	1.09	S
CV at Waterford	Richmond	VA	1990	100.0%	312	95.5%	830	992	0.90	S
CV at West End	Richmond	VA	1987	100.0%	224	96.4%	748	894	1.07	S
	Total	6	30.0 Years		1,700	94.9%	$769	$932	$1.01
	Same Store	6	30.0 Years		1,700	94.9%	$769	$932	$1.01

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2013
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	96.2%	$857	$1,015	$0.79	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	96.1%	972	1,170	0.92	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	97.6%	821	967	0.88	S
CV at Greentree	Savannah	GA	1983	100.0%	194	96.9%	656	816	0.77	S
CV at Huntington	Savannah	GA	1986	100.0%	147	99.3%	749	916	0.91	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	95.2%	782	898	0.75	S
	Total	6	19.6 Years		1,437	96.7%	$826	$986	$0.84
	Same Store	6	19.6 Years		1,437	96.7%	$826	$986	$0.84
CG at Hampton Preserve	Tampa/Sarasota	FL	2012	100.0%	486	96.1%	$995	$1,136	$0.94
CG at Lakewood Ranch	Tampa/Sarasota	FL	1999	100.0%	288	98.6%	1,078	1,258	1.03	S
CG at Seven Oaks	Tampa/Sarasota	FL	2004	100.0%	318	98.7%	897	1,098	0.95	S
	Total	3	8.3 Years		1,092	97.5%	$989	$1,158	$0.97
	Same Store	2	11.8 Years		606	98.7%	$983	$1,174	$0.99
TOTAL PROPERTIES IN MAJOR MARKETS		98	15.5 Years		29,807	96.1%	$831	$981	$0.84
	Same Store	87	16.7 Years		26,562	96.2%	$822	$976	$0.83

PROPERTIES IN OTHER MARKETS
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	91.3%	$783	$855	$0.77	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	97.4%	952	1,050	0.96	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	96.6%	709	847	0.80	S
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	97.2%	713	855	0.66	S
CG at Madison	Huntsville	AL	1999	100.0%	336	95.2%	761	945	0.72	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	96.2%	743	886	0.73	S
CG at Traditions	Gulf Shores	AL	2008	100.0%	324	91.5%	640	792	0.64	S
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	92.3%	746	833	0.82	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	97.6%	565	680	0.65	S
CV at Greenbrier	Fredericksburg	VA	1988	100.0%	258	96.1%	870	1,059	1.03	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	96.2%	804	994	0.89	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	97.0%	530	677	0.62	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	92.7%	541	676	0.57	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	98.8%	741	862	0.85	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	95.1%	806	987	0.82	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	100.0%	1,229	1,448	0.57
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	93.9%	622	774	0.62	S
TOTAL PROPERTIES IN OTHER MARKETS		17	19.5 Years		4,970	95.6%	$740	$879	$0.75
	Same Store	16	20.4 Years		4,874	95.5%	$731	$869	$0.76

LEASE UP PROPERTIES
CG at Double Creek	Austin	TX	2013	100.0%	296	LU	$1,016	$1,198	$1.08
CG at Lake Mary II	Orlando	FL	2013	100.0%	108	LU	1,107	1,308	1.07
TOTAL LEASE UP		2			404	LU	$1,039	$1,228	$1.08

TOTAL ALL PROPERTIES		117	16.1 Years		35,181	96.0%	$818	$966	$0.83
	Same Store	103	17.2 Years		31,436	96.1%	$808	$959	$0.82

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease up. These properties are not included in Occupancy and Market Rent calculations.
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2013
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	97.7%	$30.81
Three Ravinia (Office)	Atlanta	GA	1991	100%	814	—	814	92.1%	24.59
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	86.5%	23.36
CP Tannehill (Retail)	Birmingham	AL	2008	100%	421	211	210	89.9%	19.22
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	86.1%	18.60
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	283	87	196	93.6%	18.24
Total Consolidated		6			2,360	530	1,830	91.2%	$24.55

UNCONSOLIDATED PROPERTIES
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$14.79
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	98.8%	20.65
Total		2			446	268	178	99.0%	$18.96
Total (Weighted)		2					84	99.0%	$19.41

THIRD-PARTY MANAGED BUSINESS
Calico Corner (Retail)	Birmingham	AL		0%	6
TOTAL MANAGED		1			6

Total Commercial Properties		9			2,812	798	2,008	91.9%	$24.14
Total Commercial Properties (Weighted)		9					1,914	91.5%	$24.37

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Glossary of Terms

RENT PER SQUARE UNIT (FOOT):	Effective rent per unit - average net effective rental rate per occupied unit. Base rent per unit - rental revenue charged to tenants divided by occupied square feet for commercial properties. Rental revenue used in on a monthly basis for multifamily properties and an annual basis for commercial properties.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FINANCIAL OCCUPANCY:	Market rent less vacancy loss as a percentage of market rent.

FUNDS FROM OPERATIONS	Net income (loss) before noncontrolling interest (determined in accordance with generally accepted accounting
(FFO):	principles), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

NET EFFECTIVE RENTAL RATE:	The Company's rental rate after "loss to lease", concessions and vacancy.

PHYSICAL OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR SEGMENT	Property revenues less property operating expenses.
NET OPERATING INCOME:

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.